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Int. Cl.: 3

Prior U.S. Cls.: 1, 4, 6, 50, 51 and 52

                                                             Reg. No. 2,050,606

UNITED STATES PATENT AND TRADEMARK OFFICE               Registered Apr. 8, 1997
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                                  TRADEMARK
                             PRINCIPAL REGISTER


                                    [ART]


COLECCIONES DE RAQUEL. INC. (CALIFORNIA CORPORATION)
9903 SANTA MONICA BLVD., SUITE 477
BEVERLY HILLS, CA 90212

   FOR: GOODS CONSISTING OF A FULL LINE OF A WOMEN'S COSMETICS, COMPRISED OF PERSONAL CARE PREPARATIONS, NAMELY, COSMETIC FOUNDATIONS, MASCARAS, AND LIPSTICKS; ESSENTIAL OILS FOR PERSONAL USE; AND HAIR LOTIONS, IN CLASS 3 (U.S. CLS. 1, 4, 6, 50, 51 AND 52).

   FIRST USE 8-1-1995: IN COMMERCE 9-1-1995.

   SER. NO. 75-066.687, FILED 3-4-1996.

CARYN HINES, EXAMINING ATTORNEY